BDO

بي دي أو بتيل و آل صالح
محاسبون قانونيون

ص.ب ١٩٦١، دبي – إ.ع.م.
تليفون: ٢٨٦٩ ٢٢٢ ٠٤
تليفاكس: ٠١٥١ ٢٢٧ ٠٤

BDO Patel & Al Saleh
Chartered Accountants

P O Box 1961 Dubai UAE
Telephone: 04 222 2869
Telefax: 04 227 0151
Email: bdopatel@emirates.net.ae
www.bdo.ae

United States Securities
and Exchange Commission

October 30, 2007

Gentlemen,

We have reviewed the Current Report on Form 8-K filed by Sky Petroleum, Inc. (the "Registrant") with the Securities and Exchange Commission on October 17, 2007, relating to our resignation as the certified registered public accountant to the Registrant and have no disagreements with the statements made therein by the Registrant.

Very truly yours,

BDO Patel & Al Saleh